EXHIBIT 10.65

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE OF PAGES	1 / 2
2. AMENDMENT/MODIFICATION NO. P00003	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR/BARDA		7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR/BARDA02	
ASPR/BARDA 2000 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 300 Independence Ave, SW, Room G640 Washington DC 20201	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC
EMERGENT MANUFACTURING OPERATIONS B
5901 E LOMBARD ST
BALTIMORE MD 21224-6824

CODE 1410445 | FACILITY CODE

(x)	
	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED *(SEE ITEM 11)*
x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I, 75A50120F33007
	10B. DATED *(SEE ITEM 13)* 05/24/2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES.
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*
Tax ID Number: [**]
DUNS Number: [**]
The purpose of the modification is to provide an Advance Understanding that requires the Contractor to reduce the firm fixed price of the task order. Any reduction is dependent on the number of DOD personnel on site at the Contractor's facility.
All other terms and conditions remain unchanged.

See attached.
Period of Performance: 05/13/2020 to 12/31/2021

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*. Sean Kirk EVP, mfg and tech ops		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* JEFFREY R. SCHMIDT	
15B. CONTRACTOR/OFFEROR /s/ Sean Kirk *(Signature of person authorized to sign)*	15C. DATE SIGNED October 7, 2020	16B. UNITED STATES OF AMERICA /s/Jeffrey R. Schmidt *(Signature of Contracting Officer)*	16C. DATE SIGNED 2020.10.07 09:36:55-04'00'

Contract Number: HHSO100201200004I Modification: P00003 Task Order Number: 75A50120F33007 On the effective date of this modification, Paragraph H.1 Advance Understandings is modified to include the following: H.1.12 The Government may provide personnel under a separate agreement to support the Contractor. The Contractor agrees to reduce the Unit Price in Paragraph B.2. Task 1 Payment Schedule by $[**] per person per week for any portion of a week that the Government-provided personnel are on site at the Contractor’s facility. The Contractor will reduce the Unit Price [**] for the [**] in which personnel were on site. Any reduction to the Unit Price will result in a corresponding reduction to the total fixed price of Task 1: Capacity Reservation listed in Paragraph B.1.2 and the total fixed price of this task order listed in Paragraph B.1.1. For instance, if [**] personnel are on site for [**], the Contractor agrees to reduce the unit price associated with Monthly Report #[**] by $[**]. The Unit Price for Monthly Report #[**] would be $[**]. The total fixed price of Task 1: Capicity Reservation would be reduced by $[**]. The total fixed price of the task order would be reduced by $[**].